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                                                                 EXHIBIT 10(uu)

              AMENDMENT NO. 1 TO REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 1 to Reducing Revolving Loan Agreement (this "Amendment") dated as of January 31, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994 among Victoria Partners, a Nevada general partnership (as "Borrower"), the Banks listed on the signature pages of this Amendment, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale (as "Co-Agents"), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          1. AMENDMENT TO SECTION 1.1 - DEFINITIONS. Section 1.1 of the Loan Agreement is amended so that the following definitions set forth therein read in full as follows:

          "'ATTRIBUTED LAND VALUE' means (a) as of the Closing Date, $30,000,000, and (b) as of each subsequent date of determination, an amount which is equal to the total permanent cash equity Investment of GSP and MRGS in Borrower."

          "'EBITDA' means, for any fiscal period, the SUM of (a) Net Income for that period, PLUS (b) any extraordinary loss reflected in such Net Income, MINUS (c) any extraordinary gain reflected in such Net Income, PLUS
     (d) Interest Expense for that period, PLUS (e) the aggregate amount of federal and state taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period), PLUS (f) depreciation, amortization and all other non-cash expenses for that period, PLUS (g) all pre-opening expenses, if any, incurred during that period, in each case determined in accordance with Generally Accepted Accounting Principles and, in the case of items (d), (e), and (g), only to the extent deducted in the determination of Net Income for that period."

          "'EURODOLLAR PERIOD' means, as to each Eurodollar Rate Loan, the period commencing on the date specified by Borrower pursuant to
     Section 2.1(b) and ending on any date which is not more than six months thereafter (without the requirement that any such period be an integral number of months), as specified by Borrower in the applicable Request for Loan; PROVIDED that:

               (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

               (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day

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          shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day;

               (c) No Eurodollar Period shall extend beyond any Quarterly Payment Date unless the aggregate principal amount of all Eurodollar Rate Loans with a Eurodollar Period ending on or after that Quarterly Payment Date is no more than the Commitment which will be in effect on that Quarterly Payment Date (after giving effect to any reductions thereto scheduled for that Quarterly Payment Date); and

               (d)  No Eurodollar Period shall extend beyond the Maturity Date."

          "'FUNDED DEBT' means, as of any date of determination, without duplication, the SUM of (a) all principal Indebtedness of Borrower and its Subsidiaries for borrowed money on that date (INCLUDING debt securities issued by Borrower or any of its Subsidiaries), MINUS (b) the principal Indebtedness of Borrower pursuant to the Partner Subordinated Notes on that date, PLUS (c) the aggregate amount of all Capital Lease Obligations of Borrower and its Subsidiaries on that date."

          "'PERMITTED TAX DISTRIBUTIONS' means Distributions made by Borrower to the partners of Borrower in an aggregate amount not exceeding the combined federal and state income tax then payable (INCLUDING estimated income taxes then payable) under then applicable Laws with respect to the taxable income of Borrower attributable to the ultimate tax-paying Persons directly or indirectly owning Borrower (INCLUDING their distributive shares of any components or tax attributes thereof), assuming:

          (i) that the tax rate payable by each such Person with respect thereto is the highest statutory individual or corporate tax rate (whichever is higher) then in effect with respect to any such Person;

          (ii) that such Persons have no other taxable income, loss, deductions or other tax attributes; and

          (iii) that any net operating loss carryforward attributable to Borrower if it were a tax-paying entity would be available in such Fiscal Year to such Persons;

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     all as set forth in calculations in reasonable detail attached to a
     Certificate of a Responsible Official of Borrower furnished to the Administrative Agent not later than five (5) days prior to any such Distribution."

          2. AMENDMENT TO SECTIONS 3.1(b) AND (c). Sections 3.1(b) and 3.1(c) of the Loan Agreement are hereby amended to read in full as follows:

               "(b) Interest accrued on each Alternate Base Rate Loan on the first Banking Day of each calendar month, and on the date of any prepayment of the Notes pursuant to Section 3.1(f), shall be due and payable on that day. EXCEPT as otherwise provided in Section 3.9, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate PLUS the Applicable Alternate Base Rate Margin. Each change in the interest rate under this
     Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

               "(c) Interest accrued on each Eurodollar Rate Loan on the first Banking Day of each calendar month, and on the date of any prepayment of the Notes pursuant to Section 3.1(f), shall be due and payable on that day. EXCEPT as otherwise provided in Sections 3.1(d) and 3.9, the unpaid principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan PLUS the Applicable Eurodollar Rate Margin."

          3. AMENDMENT TO SECTION 3.4. Section 3.4 of the Loan Agreement is hereby amended to read in full as follows:

          "3.4 COMMITMENT FEES. From November 1, 1994, Borrower shall pay to the Administrative Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum TIMES the average daily amount by which the Commitment exceeds the aggregate principal Indebtedness outstanding under the Notes. The commitment fee shall be payable monthly in arrears on the first Banking Day of each calendar month and on the Maturity Date."

          4. AMENDMENT TO SECTION 7.1(b). Section 7.1(b) of the Loan Agreement is hereby amended to read in full as follows:

          "(b) As soon as practicable, and in any event within 30 days after the end of each calendar month, (i) the

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     consolidated balance sheet of Borrower and its Subsidiaries as at the end of such calendar month and the consolidated statement of operations for such calendar month, and (ii) the consolidating balance sheets and statements of operations as at and for the portion of the Fiscal Year ended with such calendar month, all in reasonable detail. Such financial statements shall be certified by the Chief Financial Officer or Treasurer of Borrower as fairly presenting the financial condition and results of operations of Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;"

          5. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

          6. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.


                                   VICTORIA PARTNERS, a Nevada general
                                   partnership

                                   By: Gold Strike L.V., managing general
                                   partner


                                   By: /s/ Glenn Schaeffer
                                      ----------------------------------------

                                   Title: Partner
                                         -------------------------------------

                                   By:  MRGS Corp., a Nevada corporation,
                                   general partner


                                   By: /s/ Daniel R. Lee
                                      ----------------------------------------
                                      Daniel R. Lee, Chief Financial
                                       Officer and Treasurer


                                       -4-

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                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Administrative
                                   Agent


                                   By: /s/ Peggy A. Fujimoto
                                      ----------------------------------------
                                   Peggy A. Fujimoto, Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a Bank


                                   By: /s/ Jon Varnell
                                      ----------------------------------------
                                      Jon Varnell, Vice President


                                   BANK OF AMERICA NEVADA, as a Bank and
                                   as Swing Line Bank


                                   By: /s/ Alan P. Gordon
                                      ----------------------------------------
                                      Alan F. Gordon, Vice President


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., LOS ANGELES AGENCY, as Co-Agent
                                   and a Bank


                                   By: /s/ Motokazu Uematsu
                                      ----------------------------------------
                                      Motokazu Uematsu, Deputy General Manager
                                      ----------------------------------------
                                        [Printed Name & Title]


                                   SOCIETE GENERALE, as Co-Agent and a
                                   Bank


                                   By: /s/ Donald L. Schubert
                                      ----------------------------------------
                                      Donald L. Schubert, Vice President


                                   FIRST SECURITY BANK OF IDAHO, N.A. as
                                   a Bank


                                   By: /s/ Victor W. Gillett
                                      ----------------------------------------
                                      Victor W. Gillett, Vice President

                                       -5-

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                                   FIRST SECURITY BANK OF UTAH, N.A., as
                                   a Bank


                                   By: /s/ David P. Williams
                                      ----------------------------------------
                                      David P. Williams, Vice President


                                   BANK OF SCOTLAND, as a Bank


                                   By: /s/ Catherine M. Oniffrey
                                      ----------------------------------------
                                      Catherine M. Oniffrey,
                                      Vice President


                                   MIDLANTIC BANK, N.A. as a Bank


                                   By: /s/ Denise D. Killen
                                      ----------------------------------------
                                      Denise D. Killen, Vice President


                                   U.S. BANK OF NEVADA, as a Bank


                                   By: /s/ Amy Ethridge
                                      ----------------------------------------
                                      Amy Ethridge, Vice President


The undersigned consents to the foregoing:

GOLDSTRIKE FINANCE, INC.


By: /s/ Michael S. Ensign
   ---------------------------

Title: President/Partner
      ------------------------